UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 1, Suite D, Watkins, CO 80137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2026, the Registrant entered into a cooperation agreement (the “Agreement”) with Maran Capital Management, LLC and certain related entities (collectively, “Maran”). Maran is the beneficial owner of approximately 14.7% of the Registrant’s common stock.

Pursuant to the Agreement, the Registrant (i) in accordance with Section 3.1 of Article III of the Company’s Amended and Restated Bylaws, adopted as of May 2, 2023, agreed to increase the size of the Board of Directors of the Registrant (the “Board”) from seven to eight directors; (ii) agreed to appoint Daniel J. Roller as a director of the Registrant within one day of the 2026 annual meeting of the Registrant’s shareholders (the “2026 Annual Meeting”), with his term expiring at the 2027 annual meeting of the Registrant’s shareholders (the “2027 Annual Meeting”); and (iii) agreed to create a committee of the Board, the membership of which includes Mr. Roller, to evaluate and make recommendations to the Board regarding certain strategic and capital allocation matters (the “Strategy and Capital Allocation Committee”). A copy of Strategy and Capital Allocation Committee charter is included as an exhibit to the Agreement. The Agreement also provides that Maran will be entitled to recommend a replacement candidate for director if either Mr. Roller or current director Daniel Kozlowski, a business associate of Mr. Roller and Maran, ceases to be a member of the Board prior to the expiration of the Standstill Period (as defined below).

Also pursuant to the Agreement, Maran agreed generally to vote its shares of the Registrant’s common stock in accordance with the recommendations of the Board from the date of the Agreement until the earlier of (i) 15 days prior to the deadline for the submission of shareholder nominations for the 2027 Annual Meeting, (ii) 90 days prior to the anniversary of the date on which the Registrant first mailed its proxy materials for the 2026 Annual Meeting (the “Standstill Period” ) and the announcement of an Extraordinary Transaction (as that term is defined in the Agreement). Maran also agreed that, during that period, it will refrain from certain actions relating to, among other things, the making of any proposals for consideration by the Registrant’s shareholders and changes in the composition of the Board.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 is incorporated into this Item 5.02 by reference. Mr. Roller was appointed to the Board on January 14, 2026 following the completion of the 2026 Annual Meeting.

Mr. Roller will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 4, 2025.

Mr. Roller has been appointed as the Chair of the Strategy and Capital Allocation Committee of the Board and as a Member of the Nominating and Corporate Governance Committee of the Board.

The Board has determined that Mr. Roller is independent under the rules of the NASDAQ Stock Market.  Other than as contemplated by the Agreement, there are no related party transactions involving the Registrant and Mr. Roller that the Registrant would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held the 2026 Annual Meeting on January 14, 2026.   Holders of 24,090,605 shares of common stock outstanding as of the record date on November 17, 2025, were entitled to vote at the meeting, of which 20,464,712 shares, or 84.94% of those entitled to vote, were present in person or by proxy at the meeting.  The results of the matters voted upon and approved at the meeting are as follows:

1.	Election of Directors.
			Broker
	For	Withheld	Non-Votes
Mark W. Harding	16,778,922	214,962	3,470,828
Patrick J. Beirne	16,641,289	352,595	3,470,828
Wanda J. Abel	16,579,170	414,714	3,470,828
Frederick A. Fendel III	16,751,568	242,316	3,470,828
Susan D. Heitmann	16,757,597	236,287	3,470,828
Daniel R. Kozlowski	16,615,837	378,047	3,470,828
Jeffrey G. Sheets	16,494,933	498,951	3,470,828

2.	For the ratification of the appointment of Forvis Mazars, LLP as the Registrant’s independent registered public accounting firm for the 2026 fiscal year.
For	Against	Abstain	Broker
			Non-Votes
20,251,933	16,481	196,298	-

3.	For the approval, on an advisory basis, of executive compensation.
For	Against	Abstain	Broker
			Non-Votes
16,361,699	391,001	241,184	3,470,828

4.	For the frequency of voting on executive compensation.
1 year	2 years	3 years	Abstain

10,424,118	98,224	6,274,972	196,570

Based on the selected preference of the shareholders of one year for the frequency of the shareholder advisory vote on executive compensation, the Board has determined that the Registrant will continue to hold the shareholder advisory vote on executive compensation on an annual basis until the next required vote on the frequency of the shareholder advisory vote on say on pay or until such time as it may otherwise determine that circumstances warrant a different frequency.

Item 7.01 Regulation FD Disclosure.

On January 15, 2026, the Company issued a press release announcing the appointment of Mr. Roller and the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement dated January 14, 2026, by and between Pure Cycle Corporation and Maran Capital Management, LLC and certain related entities
99.1	Press Release dated January 15, 2026, announcing appointment of Daniel J. Roller to Pure Cycle Corporation’s Board of Directors
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2026

PURE CYCLE CORPORATION

By:	/s/ Marc Spezialy
Marc Spezialy
Vice President and Chief Financial Officer